Exhibit 10.8

SUPPLEMENT NO. 1 dated as of October 31, 2009, to the Security Agreement dated as of October 11, 2007 (the “Security Agreement”) among UNIVAR INC., a Delaware corporation (the “Company”), each Domestic Subsidiary of the Company listed on Annex A thereto (each such Domestic Subsidiary individually a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; the Subsidiary Grantors and the Company are referred to collectively herein as the “Grantors”), BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement referred to below.

A. Reference is made to the Credit Agreement dated as of October 11, 2007 (as modified and supplemented and in effect from time to time, the “Credit Agreement”) among ULIXES ACQUISITION, B.V. (the “Parent Borrower”), the Company, UNIVAR UK LTD., together with the Parent Borrower, the Company, the “Borrowers”), the lenders or other financial institutions from time to time parties thereto (the “Lenders”), BANK OF AMERICA, N.A., as the Administrative Agent, and the other parties named thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

C. The Grantors have entered into the Security Agreement in order to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the respective Lenders to make their respective Loans to the Borrowers under the Credit Agreement and to induce one or more Cash Management Banks and Hedge Banks to enter into Secured Cash Management Agreements and Secured Hedge Agreements with the Company and/or its Subsidiaries.

D. Section 8.8 of the Credit Agreement and Section 8.13 of the Security Agreement provide that each Domestic Subsidiary of the Company that is required to become a party to the Security Agreement pursuant to Section 8.8 of the Credit Agreement shall become a Grantor, with the same force and effect as if originally named as a Grantor therein, for all purposes of the Security Agreement upon execution and delivery by such Domestic Subsidiary of an instrument in the form of this Supplement. Each undersigned Domestic Subsidiary (each a “New Grantor”) is executing this Supplement in accordance with the requirements of the Security Agreement to become a Subsidiary Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Grantors agree as follows:

SECTION 1. In accordance with subsection 8.13 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof (except to the extent such representations related to any earlier date). In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Obligations, does hereby bargain, sell, convey, assign, set over, mortgage, pledge, hypothecate and transfer to the Collateral

Agent for the benefit of the Secured Parties, and hereby grants to the Collateral Agent for the benefit of the Secured Parties, a Security Interest in all of the Collateral of such New Grantor, in each case whether now or hereafter existing or in which it now has or hereafter acquires an interest. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Agent and the Company. This Supplement shall become effective as to each New Grantor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Grantor and the Collateral Agent.

SECTION 4. Each New Grantor hereby represents and warrants that (a) set forth on Schedule I hereto is (i) the legal name of such New Grantor, (ii) the jurisdiction of incorporation or organization of such New Grantor, (iii) the mailing address for such New Grantor, (iv) the identity or type of organization or corporate structure of such New Grantor and (v) the Federal Taxpayer Identification Number and organizational number of such New Grantor (if any) and (b) as of the date hereof (i) Schedule II hereto sets forth, in all material respects, all of each New Grantor’s Copyright Licenses, (ii) Schedule III hereto sets forth in all material respects, in proper form for filing with the United States Copyright Office, all of each New Grantor’s Copyrights (and all applications therefor), (iii) Schedule IV hereto sets forth in all material respects all of each New Grantor’s Patent Licenses, (iv) Schedule V hereto sets forth in all material respects, in proper form for filing with the United States Patent and Trademark Office, all of each New Grantor’s Patents (and all applications therefor), (v) Schedule VI hereto sets forth in all material respects all of each New Grantor’s Trademark Licenses, (vi) Schedule VII hereto sets forth in all material respects, in proper form for filing with the United States Patent and Trademark Office, all of each New Grantor’s Trademarks (and all applications therefor) and (vii) Schedule VIII hereto sets forth all of New Grantor’s Pledged Collateral in each case with respect to this Section 4(b) that are to constitute Collateral.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All notices, requests and demands pursuant hereto shall be made in accordance with Section 12.2 of the Credit Agreement. All communications and notices hereunder to each New Grantor shall be given to it in care of the Company at the Company’s address set forth in Section 12.2 of the Credit Agreement.

IN WITNESS WHEREOF, each New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

UNIVAR HOLDCO CANADA LLC

By:

Name:
Title:

UNIVAR HOLDCO CANADA III LLC

By:

Name:
Title:

Signature Page to Supplement No. 1 to the Security Agreement

BANK OF AMERICA, N.A., as Collateral Agent

By:

	Name:	Christopher Godfrey
	Title:	Senior Vice President

Signature Page to Supplement No. 1 to the Security Agreement

SCHEDULE I

TO SUPPLEMENT NO. I TO THE

SECURITY AGREEMENT

COLLATERAL

Legal Name	Jurisdiction of Incorporation or Organization	Mailing Address	Type of Organization or Corporate Structure	Federal Taxpayer Identification Number and Organizational Identification Number

Univar Holdco Canada LLC	Delaware	1105 North Market Street, Suite 1300 Wilmington, Delaware 19801	Limited Liability Company	80-0498452

Univar Holdco Canada III LLC	Delaware	1105 North Market Street, Suite 1300 Wilmington, Delaware 19801	Limited Liability Company	80-0498458

SCHEDULE II

TO SUPPLEMENT NO. I TO THE

SECURITY AGREEMENT

COPYRIGHT LICENSES

None

SCHEDULE III

TO SUPPLEMENT NO. I TO THE

SECURITY AGREEMENT

COPYRIGHTS

None

SCHEDULE IV

TO SUPPLEMENT NO. I TO THE

SECURITY AGREEMENT

PATENT LICENSES

None

SCHEDULE V

TO SUPPLEMENT NO. I TO THE

SECURITY AGREEMENT

PATENTS

None

SCHEDULE VI

TO SUPPLEMENT NO. I TO THE

SECURITY AGREEMENT

TRADEMARK LICENSES

None

SCHEDULE VII

TO SUPPLEMENT NO. I TO THE

SECURITY AGREEMENT

TRADEMARKS

None

SCHEDULE VIII

TO SUPPLEMENT NO. 1 TO THE

SECURITY AGREEMENT

PLEDGED COLLATERAL

New Grantor: Univar Holdco Canada LLC

Issuer of Pledged Securities	Number and Class of Pledged Securities	% of issued and outstanding Securities of Issuer	Certificate Number
Univar Holdco Canada III LLC	420,210,181 shares	100	1

New Grantor: Univar Holdco Canada III LLC

Issuer of Pledged Securities	Number and Class of Pledged Securities	% of issued and outstanding Securities of Issuer	Certificate Number
Univar Canada Ltd.	196,583,401 common shares	32.5%	C-1
Univar Canada Ltd.	76,553,217 common shares	18.2%	C-3